                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2001
                                                          --------------


                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)


   New York                        333-89425                   13-3840732
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
 incorporation)


          300 Tice Boulevard
          Woodcliff Lake, NJ                                     07675
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(Address of principal executive offices)                        Zip Code


           Registrant's telephone, including area code: (201) 782-9084


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)



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ITEM 5. Other Events

         Acquisition or Disposition of Assets: General

         On March 29, 2001, Chase Funding, Inc. issued its Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2001-C1, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated February 22, 2001, as supplemented by the prospectus supplement dated March 26, 2001 and as supplemented by the Supplement, dated March 29, 2001 (collectively, the "Prospectus").

         The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates, the Class IC Certificates, the Class IP Certificates and the Class IL Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates, the Class IIC Certificates, the Class IIP Certificates and the Class IIL Certificates.

         The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans based on whether the interest rate for the related Mortgage Loan is fixed or adjustable. The Group I Certificates represent an undivided ownership interest in the Fixed Rate Mortgage Loans and the Group II Certificates represent an undivided interest in the Adjustable Rate Mortgage Loans.


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ITEM 7. Financial Statements and Exhibits

        (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.               Description
-----------               -----------

(4) Pooling and Servicing Agreement among Chase Funding, Inc., Chase Manhattan Mortgage Corporation, Wells Fargo Home Mortgage, Inc., Citibank, N.A. and The Chase Manhattan Bank, dated as of March 1, 2001, for Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2001-C1.



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

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHASE FUNDING, INC.


Date:    March 29, 2001
         --------------
                                           By: /s/ Eileen A. Lindblom
                                               ----------------------
                                           Name: Eileen A. Lindblom
                                           Title: Vice President



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

                                INDEX TO EXHIBITS



Exhibit No.               Description
-----------               -----------

   (4) Pooling and Servicing Agreement among Chase Funding, Inc., Chase Manhattan Mortgage Corporation, Wells Fargo Home Mortgage, Inc., Citibank, N.A. and The Chase Manhattan Bank, dated as of March 1, 2001, for Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2001- C1.



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